Exhibit 99.2

4Q

INVESTING IN THE FUTURE OF HEALTHCARE.

Medical Properties Trust

FOURTH QUARTER 2013

SUPPLEMENTAL INFORMATION

I N V E S T I N G I N T H E F U T U R E O F H E A LT H C A R E .

Company Information 1
Reconciliation of Net Income to Funds from Operations 2
Investment and Revenue by Asset Type, Operator, Country and State 3
Lease Maturity Schedule 4
Debt Summary 5
Consolidated Statements of Income 6
Consolidated Balance Sheets 7
Acquisitions and Summary of Development Projects 8
Detail of Other Assets 9
The information in this supplemental information package should be read in conjunction with the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other information filed with the Securities and Exchange Commission. You can access these documents free of charge at www.sec.gov and from the Company’s website at www.medicalpropertiestrust.com. The information contained on the Company’s website is not incorporated by reference into, and should not be considered a part of, this supplemental package.
For more information, please contact:
Charles Lambert, Managing Director - Capital Markets at (205) 397-8897

Company Information
Headquarters: Medical Properties Trust, Inc. 1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 (205) 969-3755 Fax: (205) 969-3756
Website: www.medicalpropertiestrust.com
Executive Officers: Edward K. Aldag, Jr., Chairman, President and Chief Executive Officer R. Steven Hamner, Executive Vice President and Chief Financial Officer Emmett E. McLean, Executive Vice President, Chief Operating Officer, Secretary and Treasurer
Investor Relations: Medical Properties Trust, Inc.
1000 Urban Center Drive, Suite 501
Birmingham, AL 35242
Attn: Charles Lambert
(205) 397-8897
clambert@medicalpropertiestrust.com

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Reconciliation of Net Income to Funds From Operations

(Unaudited)

	For the Three Months Ended		For the Twelve Months Ended
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
		(A)		(A)
FFO information:
Net income attributable to MPT common stockholders	$17,838,740	$28,555,960	$96,991,110	$89,899,695
Participating securities’ share in earnings	(190,142)	(171,473)	(728,533)	(886,374)

Net income, less participating securities’ share in earnings	$17,648,598	$28,384,487	$96,262,577	$89,013,321

Depreciation and amortization:
Continuing operations	11,151,338	8,212,451	36,977,724	32,814,417
Discontinued operations	380,966	230,140	708,422	2,041,268
Gain on sale of real estate	(5,605,087)	(9,089,008)	(7,659,316)	(16,369,188)

Funds from operations	$23,575,815	$27,738,070	$126,289,407	$107,499,818

Write-off straight line rent	1,457,235	4,816,433	1,457,235	6,456,272
Acquisition costs (includes $12.0 million in transfer taxes in 2013)	13,036,440	1,305,731	19,493,657	5,420,427

Normalized funds from operations	$38,069,490	$33,860,234	$147,240,299	$119,376,517

Share-based compensation	2,812,906	2,207,235	8,832,006	7,637,420
Debt costs amortization	934,383	880,777	3,558,506	3,458,797
Additional rent received in advance (B)	(300,000)	(300,000)	(1,200,000)	(1,200,000)
Straight-line rent revenue and other	(4,673,544)	(3,907,388)	(17,039,339)	(11,696,822)

Adjusted funds from operations	$36,843,235	$32,740,858	$141,391,472	$117,575,912

Per diluted share data:
Net income, less participating securities’ share in earnings	$0.11	$0.21	$0.63	$0.67
Depreciation and amortization:
Continuing operations	0.07	0.06	0.24	0.25
Discontinued operations	—	—	—	0.01
Gain on sale of real estate	(0.03)	(0.06)	(0.04)	(0.12)

Funds from operations	$0.15	$0.21	$0.83	$0.81

Write-off straight line rent	0.01	0.03	0.01	0.05
Acquisition costs	0.08	0.01	0.12	0.04

Normalized funds from operations	$0.24	$0.25	$0.96	$0.90

Share-based compensation	0.02	0.02	0.06	0.06
Debt costs amortization	0.01	0.01	0.02	0.03
Additional rent received in advance (B)	(0.01)	(0.01)	(0.01)	(0.01)
Straight-line rent revenue and other	(0.03)	(0.03)	(0.10)	(0.09)

Adjusted funds from operations	$0.23	$0.24	$0.93	$0.89

(A)	Financials have been restated to reclass the operating results of certain properties sold in 2013 to discontinued operations.
(B)	Represents additional rent from one tenant in advance of when we can recognize as revenue for accounting purposes.

This additional rent is being recorded to revenue on a straight-line basis over the lease life.

Investors and analysts following the real estate industry utilize funds from operations, or FFO, as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts, or NAREIT, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

In addition to presenting FFO in accordance with the NAREIT definition, we also disclose normalized FFO, which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity.

We calculate adjusted funds from operations, or AFFO, by subtracting from or adding to normalized FFO (i) unbilled rent revenue, (ii) non-cash share-based compensation expense, and (iii) amortization of deferred financing costs. AFFO is an operating measurement that we use to analyze our results of operations based on the receipt, rather than the accrual, of our rental revenue and on certain other adjustments. We believe that this is an important measurement because our leases generally have significant contractual escalations of base rents and therefore result in recognition of rental income that is not collected until future periods, and costs that are deferred or are non-cash charges. Our calculation of AFFO may not be comparable to AFFO or similarly titled measures reported by other REITs. AFFO should not be considered as an alternative to net income (calculated pursuant to GAAP) as an indicator of our results of operations or to cash flow from operating activities (calculated pursuant to GAAP) as an indicator of our liquidity.

2

INVESTMENT AND REVENUE BY ASSET TYPE, OPERATOR AND BY STATE

Investments and Revenue by Asset Type - As of December 31, 2013

		Total Assets	Percentage of Gross Assets	Total Revenue	Percentage of Total Revenue
General Acute Care Hospitals	A	$1,692,637,539	55.2%	$144,291,076	59.5%
Rehabilitation Hospitals		677,237,380	22.1%	43,440,685	17.9%
Long-Term Acute Care Hospitals		460,628,115	15.0%	53,130,450	21.9%
Wellness Centers		15,624,817	0.6%	1,661,352	0.7%
Other assets		218,218,609	7.1%	—	—

Total gross assets		3,064,346,460	100.0%
Accumulated depreciation and amortization		(159,776,091)

Total		$2,904,570,369		$242,523,563	100.0%

Investments and Revenue by Operator - As of December 31, 2013

	Total Assets	Percentage of Gross Assets	Total Revenue	Percentage of Total Revenue
Prime Healthcare	$710,259,595	23.2%	$77,527,033	32.0%
Ernest Health, Inc.	478,118,257	15.6%	48,869,965	20.2%
IASIS Healthcare	347,609,453	11.3%	12,076,007	5.0%
RHM	240,502,500	7.9%	1,823,709	0.7%
IJKG/HUMC	126,150,998	4.1%	17,032,491	7.0%
22 other operators	943,478,015	30.8%	85,194,358	35.1%

Other assets	218,218,609	7.1%

Total gross assets	3,064,337,427	100.0%
Accumulated depreciation and amortization	(159,776,091)

Total	$2,904,561,336		$242,523,563	100.0%

Investment and Revenue by Country and State - As of December 31, 2013

	Total Assets	Percentage of Gross Assets	Total Revenue	Percentage of Total Revenue
United States
Texas	$667,062,375	21.8%	$57,345,576	23.6%
California	542,826,939	17.7%	62,202,809	25.6%
Arizona	200,844,185	6.6%	10,130,957	4.2%
Louisiana	137,874,640	4.5%	9,927,823	4.1%
New Jersey	126,150,998	4.1%	17,032,491	7.0%
20 other states	930,857,181	30.4%	84,060,198	34.7%
Other assets	218,227,642	7.1%	—	—

United States Total	2,823,843,960	92.2%	240,699,854	99.2%
International
Germany	240,502,500	7.8%	1,823,709	0.8%

International Total	240,502,500	7.8%

Total gross assets	3,064,346,460	100.0%
Accumulated depreciation and amortization	(159,776,091)

Total	$2,904,570,369		$242,523,563	100.0%

A Includes two medical office buildings.

3

LEASE MATURITY SCHEDULE - AS OF DECEMBER 31, 2013

Total portfolio (1)	Total leases	Base rent (2)	Percent of total base rent
2014	1	$2,122,416	1.0%
2015	2	4,155,412	2.0%
2016	1	2,250,000	1.1%
2017	—	—	0.0%
2018	1	1,958,100	0.9%
2019	8	6,525,198	3.1%
2020	1	1,039,728	0.5%
2021	3	11,446,188	5.4%
2022	12	38,548,776	18.2%
2023	4	11,839,992	5.6%
2024	1	2,453,856	1.2%
2025	4	11,228,224	5.3%
Thereafter	52	117,900,311	55.7%

	90	$211,468,200	100.0%

(1)	Excludes 8 of our properties that are under development.

Also, lease expiration is based on the fixed term of the lease and does not factor in potential renewal options provided for in our leases.

(2)	The most recent monthly base rent annualized. Base rent does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues).

4

DEBT SUMMARY AS OF DECEMBER 31, 2013

Instrument	Rate Type	Rate		Balance	2014	2015	2016	2017	2018	Thereafter
6.875% Notes Due 2021	Fixed	6.88%		$450,000,000	$—	$—	$—	$—	$—	$450,000,000
6.375% Notes Due 2022	Fixed	6.38%		350,000,000	—	—	—	—	—	350,000,000
2015 Credit Facility Revolver	Variable	3.02	% (1)	105,000,000	—	105,000,000	—	—	—	—
2016 Term Loan	Variable	2.43%		100,000,000	—	—	100,000,000	—	—	—
2016 Unsecured Notes	Fixed	5.59	% (2)	125,000,000	—	—	125,000,000	—	—	—
2020 Notes (Euro)	Fixed	5.75	% (3)	274,860,000	—	—	—	—	—	274,860,000
Northland—Mortgage Capital Term Loan	Fixed	6.20%		13,948,098	265,521	282,701	298,582	320,312	12,780,982	—

				$1,418,808,098	$265,521	$105,282,701	$225,298,582	$320,312	12,780,982	$1,074,860,000

	Debt Premium			$2,872,651

				$1,421,680,749

(1)	Represents a $400 million unsecured revolving credit facility with spreads over LIBOR ranging from 2.60% to 3.40%.
(2)	Represents the weighted-average rate for four traunches of the Notes at December 31, 2013 factoring in interest rate swaps in effect at that time.

The Company has entered into two swap agreements which began in July and October 2011. Effective July 31, 2011, the Company is paying 5.507% on $65 milllion of the Notes and effective October 31, 2011, the Company is paying 5.675% on $60 million of Notes.

(3)	Represents 200,000,000 of bonds issued in EUR and converted to USD at December 31, 2013.

5

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Consolidated Statements of Income

(Unaudited)

	For the Three Months Ended		For the Twelve Months Ended
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
		(A)		(A)
Revenues
Rent billed	$38,520,039	$30,192,222	$132,578,216	$119,882,517
Straight-line rent	2,474,148	2,535,667	10,705,792	7,911,656
Income from direct financing leases	11,545,956	8,748,999	40,830,388	21,728,141
Interest and fee income	15,139,342	15,120,443	58,409,167	48,602,700

Total revenues	67,679,485	56,597,331	242,523,563	198,125,014
Expenses
Real estate depreciation and amortization	11,151,338	8,212,451	36,977,724	32,814,417
Property-related	934,118	453,858	2,450,521	1,477,242
Acquisition expenses (includes $12.0 million in transfer taxes in 2013)	13,036,440	1,305,731	19,493,657	5,420,427
General and administrative	8,901,727	7,306,977	30,063,409	28,562,272

Total operating expenses	34,023,623	17,279,017	88,985,311	68,274,358

Operating income	33,655,862	39,318,314	153,538,252	129,850,656
Interest and other income (expense)	(19,881,506)	(16,120,991)	(63,511,002)	(56,961,855)
Income tax (expense) benefit	(464,219)	66,810	(725,707)	(19,183)

Income from continuing operations	13,310,137	23,264,133	89,301,543	72,869,618
Income from discontinued operations	4,587,686	5,339,257	7,913,867	17,207,329

Net income	17,897,823	28,603,390	97,215,410	90,076,947
Net income attributable to non-controlling interests	(59,083)	(47,430)	(224,300)	(177,252)

Net income attributable to MPT common stockholders	$17,838,740	$28,555,960	$96,991,110	$89,899,695

Earnings per common share—basic:
Income from continuing operations	$0.08	$0.17	$0.59	$0.54
Income from discontinued operations	0.03	0.04	0.05	0.13

Net income attributable to MPT common stockholders	$0.11	$0.21	$0.64	$0.67

Earnings per common share—diluted:
Income from continuing operations	$0.08	$0.17	$0.58	$0.54
Income from discontinued operations	0.03	0.04	0.05	0.13

Net income attributable to MPT common stockholders	$0.11	$0.21	$0.63	$0.67

Dividends declared per common share	$0.21	$0.20	$0.81	$0.80

Weighted average shares outstanding—basic	161,142,567	134,922,510	151,439,002	132,331,091
Weighted average shares outstanding—diluted	161,839,544	134,930,189	152,597,666	132,333,157

(A)	Financials have been restated to reclass the operating results of certain properties sold in 2013 to discontinued operations.

6

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Consolidated Balance Sheets

	December 31, 2013	December 31, 2012
	(Unaudited)	(A)
Assets
Real estate assets
Land, buildings and improvements, and intangible lease assets	$1,823,683,129	$1,212,901,420
Construction in progress and other	41,771,499	38,338,985
Real estate held for sale	—	25,537,486
Net investment in direct financing leases	431,024,228	314,411,549
Mortgage loans	388,650,000	368,650,000

Gross investment in real estate assets	2,685,128,856	1,959,839,440
Accumulated depreciation and amortization	(159,776,091)	(122,796,563)

Net investment in real estate assets	2,525,352,765	1,837,042,877

Cash and cash equivalents	45,979,648	37,311,207
Interest and rent receivable	58,499,609	45,288,845
Straight-line rent receivable	45,828,697	35,859,703
Other assets	228,909,650	223,383,020

Total Assets	$2,904,570,369	$2,178,885,652

Liabilities and Equity
Liabilities
Debt, net	$1,421,680,749	$1,025,159,854
Accounts payable and accrued expenses	94,311,177	65,960,792
Deferred revenue	23,786,819	20,609,467
Lease deposits and other obligations to tenants	20,583,283	17,341,694

Total liabilities	1,560,362,028	1,129,071,807

Equity
Preferred stock, $0.001 par value. Authorized 10,000,000 shares; no shares outstanding	—	—
Common stock, $0.001 par value. Authorized 250,000,000 shares; issued and outstanding—161,309,725 shares at December 31, 2013 and 136,335,427 shares at December 31, 2012	161,310	136,336
Additional paid in capital	1,618,054,133	1,295,916,192
Distributions in excess of net income	(264,804,113)	(233,494,130)
Accumulated other comprehensive income (loss)	(8,940,646)	(12,482,210)
Treasury shares, at cost	(262,343)	(262,343)

Total Equity	1,344,208,341	1,049,813,845

Total Liabilities and Equity	$2,904,570,369	$2,178,885,652

(A)	Financials have been derived from the prior year audited financials adjusted for discontinued operations.

7

ACQUISITIONS FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2013

				Investment /
Name	Location	Property Type	Acquisition / Development	Commitment
Ernest Health, Inc.	Post Falls, ID	Inpatient Rehabilitation Hospital	Development	$14,387,000
Ernest Health, Inc.	South Ogden, UT	Inpatient Rehabilitation Hospital	Development	19,153,000
Prime Healthcare	Kansas City, KS	Acute Care Hospital	Acquisition	60,000,000
Prime Healthcare	Leavenworth, KS	Acute Care Hospital	Acquisition	15,000,000
IASIS Healthcare, LLC	Port Arthur, TX	Acute Care Hospital	Acquisition	81,934,040
IASIS Healthcare, LLC	Mesa, AZ	Acute Care Hospital	Acquisition	112,047,210
IASIS Healthcare, LLC	West Monroe, LA	Acute Care Hospital	Acquisition	87,268,750
Ernest Health, Inc.	Corpus Christi, TX	Inpatient Rehabilitation Hospital	Acquisition	15,830,000
RHM[1]	Germany	Inpatient Rehabilitation Hospital	Acquisition	252,492,625
Prime Healthcare	Dallas, TX	Acute Care Hospital	Acquisition	25,000,000
Alecto	Olympia, CA	Acute Care Hospital	Acquisition	20,000,000

Total Investments / Commitments				$703,112,625

(1)	Acquisition cost for the RHM portfolio includes the one-time payment of $12.0 million in transfer taxes, and is reflective of the prevailing exchange rate at December 31, 2013.

SUMMARY OF DEVELOPMENT PROJECTS AS OF DECEMBER 31, 2013

Property	Location	Property Type	Operator	Commitment	Costs Incurred as of 12/31/13	Percent Leased	Estimated Completion Date
First Choice ER- Nacogdoches	San Antonio, TX	Acute Care Hospital	First Choice ER, LLC	$5,100,000	$2,681,806	100%	1Q 2014
First Choice ER- Brodie	Austin, TX	Acute Care Hospital	First Choice ER, LLC	5,470,000	1,950,186	100%	2Q 2014
First Choice ER- Alvin	Houston, TX	Acute Care Hospital	First Choice ER, LLC	5,240,000	1,327,510	100%	2Q 2014
Northern Utah Rehabilitation Hospital	South Ogden, UT	Inpatient Rehabilitation Hospital	Ernest Health, Inc.	19,153,000	16,391,083	100%	2Q 2014
First Choice ER- Briar Forest	Houston, TX	Acute Care Hospital	First Choice ER, LLC	5,833,000	1,386,034	100%	3Q 2014
First Choice ER- Cedar Hill	Cedar Hill, TX	Acute Care Hospital	First Choice ER, LLC	5,768,000	1,167,000	100%	3Q 2014
First Choice ER- Firestone	Firestone, CO	Acute Care Hospital	First Choice ER, LLC	5,172,000	543,627	100%	3Q 2014
Oakleaf Surgical Hospital	Altoona, WI	Acute Care Hospital	National Surgical Hospitals	33,500,000	16,324,253	100%	3Q 2014
First Choice Emergency Rooms	Various	Acute Care Hospital	First Choice	62,217,000	—	100%	Various

				$147,453,000	$41,771,499

8

DETAIL OF OTHER ASSETS AS OF DECEMBER 31, 2013

			YTD
		Annual	Ridea Income
Operator	Investment	Interest Rate	(4)	Security /Credit Enhancements
Non-Operating Loans
Vibra Healthcare acquisition loan (1)	$11,622,003	10.25%		Secured and cross-defaulted with real estate, other agreements and guaranteed by Parent
Vibra Healthcare working capital	5,232,500	9.63%		Secured and cross-defaulted with real estate, other agreements and guaranteed by Parent
Post Acute Medical working capital	8,382,451	10.86%		Secured and cross-defaulted with real estate; certain loans are cross-defaulted with other loans
				and real estate
Monroe Hospital (2)	19,341,162
IKJG/HUMC working capital	14,799,166	10.4%		Secured and cross-defaulted with real estate and guaranteed by Parent
Ernest Health	4,833,333	9.2%		Secured and cross-defaulted with real estate and guaranteed by Parent
Other	227,515

	64,438,130
Operating Loans
Ernest Health, Inc. (3)	93,200,000	15.00%	13,980,000	Secured and cross-defaulted with real estate and guaranteed by Parent
IKJG/HUMC convertible loan	3,351,832		1,849,887	Secured and cross-defaulted with real estate and guaranteed by Parent

	96,551,832		15,829,887
Equity investments	12,983,180		3,554,475
Deferred debt financing costs	27,179,586			Not applicable
Lease and cash collateral	5,446,642			Not applicable
Other assets (5)	22,310,280			Not applicable

Total	$228,909,650		$19,384,362

(1)	Original amortizing acquistion loan was $41 million; loan matures in 2019
(2)	Ceased accruing interest in 2010; net of $12.0 million reserve.
(3)	Cash rate is 7% in 2013 and increases to 10% in 2014.
(4)	Income earned on operating loans is reflected in the interest income line of the income statement. (5) Includes prepaid expenses, office property and equipment and other.

9

Medical Properties Trust, Inc. 1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 (205) 969-3755 www.medicalpropertiestrust.com
Contact:
Charles Lambert, Managing Director - Capital Markets (205) 397-8897 or clambert@medicalpropertiestrust.com